Exhibit 99.3

CONTENTS

Proforma unaudited consolidated balance sheet at December 31, 2010	3
Proforma unaudited consolidated statement of operations for the period ended December 31, 2010	4
Proforma unaudited consolidated balance sheet at March 31, 2011	5
Proforma unaudited consolidated statement of operations for the three months ended March 31, 2011	6

UNAUDITED PROFORMA FINANCIAL INFORMATION

In anticipation of the Share Exchange, Visitrade, Inc. changed its name to BlackBox Semiconductor, Inc.  As the name change went into effect on January 10, 2011, references in these financial statements are to “BlackBox Semiconductor, Inc.”

The following unaudited pro forma combined balance sheet as of December 31, 2010 combines the audited historical balance sheet of BlackBox Semiconductor, Inc. as of December 31, 2010, and the audited historical balance sheet of BlackBox Semiconductor, Inc., the recently acquired Delaware company (“BlackBox DE”), as of December 31, 2010.. The following unaudited pro forma combined statement of operations for the period ended December 31, 2010 combines the audited historical statement of operations of BlackBox Semiconductor, Inc for the year ended December 31, 2010, and the audited historical statement of operations of BlackBox DE for the period of October 28, 2010 (date of inception) to December 31, 2010, giving effect to the merger as if it had been consummated at the beginning of the period presented.  The following unaudited pro forma combined balance sheet as of March 31, 2011 includes the unaudited historical balance sheet of BlackBox Semiconductor, Inc. as of March 31, 2011 and BlackBox DE The following unaudited pro forma combined statement of operations for the three months ended March 31, 2011 includes the unaudited historical statement of operations of BlackBox Semiconductor, Inc. and BlackBox DE for the three months ended March 31, 2011.

The unaudited pro forma combined financial information should be read in conjunction with the audited historical financial statements and related notes of BlackBox Semiconductor, Inc. which are incorporated by reference into this 8-K and the audited historical financial statements and related notes of the subsidiary BlackBox DE, which are included as an exhibit in this 8-K

The unaudited pro forma combined financial information excludes costs associated with the integration and consolidation of the companies.

This unaudited pro forma combined financial information is not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented, nor are they necessarily indicative of operating results and financial position which may occur in the future.

BLACKBOX SEMICONDUCTOR, INC & ITS SUBSIDIARY BLACKBOX SEMICONDUCTOR, INC.
PRO FORMA CONSOLIDATED - BALANCE SHEETS
December 31, 2010
(UNAUDITED)

	BLACKBOX	BLACKBOX
	SEMICONDUCTOR	SEMICONDUCTOR
	INC.	INC.
ASSETS	(Accounting acquiree)	(Accounting acquirer)	CONSOLIDATED

Current assets
Cash	$-	$1,000	$1,000
Total current assets	-	1,000	1,000

Intangible assets, net	-	41,595	41,595

TOTAL ASSETS	$-	$42,595	$42,595

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Due to related parties	$318,000	$41,998	$359,998
Accrued interest	2,261	-	2,261
Convertible notes, related parties	36,168	-	36,168
Total current liabilities	356,429	41,998	398,427

TOTAL LIABILITIES	356,429	41,998	398,427

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	5,000	-	5,000
Common stock	28,181	1,000	29,181
Additional paid-in capital	2,257,988	-	2,257,988
Deficit accumulated during the development stage	(2,647,598)	(403)	(2,648,001)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(356,429)	597	(355,832)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$42,595	$42,595

BLACKBOX SEMICONDUCTOR, INC & ITS SUBSIDIARY BLACKBOX SEMICONDUCTOR, INC.

PROFORMA CONSLIDATED - STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(UNAUDITED)

	BLACKBOX	BLACKBOX
	SEMICONDUCTOR	SEMICONDUCTOR
	INC.	INC.
	(Accounting acquiree)	(Accounting acquirer)	CONSOLIDATED

Revenues
Net revenues	$-	$-	$-
Total revenues	-	-	-

Expenses
General and administrative	143,650	1	143,651
Professional fees	8,000	-	8,000
Amortization	-	402	402
Total operating expenses	151,650	403	152,053

Other Expenses
Interest expense	(2,261)	-	(2,261)
Total other expenses	(2,261)	-	(2,261)

Loss from continuing operations	(153,911)	(403)	(154,314)

Loss before income taxes	(153,911)	(403)	(154,314)

Provision for income taxes	-	-	-

Net loss	$(153,911)	$(403)	$(154,314)

Net loss per common share - basic and diluted	$(0.01)	$(0.00)	$(0.01)

Weighted average common and common equivalent shares outstanding	29,181,400	425,000,000	29,181,400

BLACKBOX SEMICONDUCTOR, INC & ITS SUBSIDIARY BLACKBOX SEMICONDUCTOR, INC.
PRO FORMA CONSOLIDATED - BALANCE SHEETS
March 31, 2011
(UNAUDITED)

	BLACKBOX	BLACKBOX
	SEMICONDUCTOR	SEMICONDUCTOR
	INC.	INC.
ASSETS	(Accountin acquiree)	(Accounting acquirer)	CONSOLIDATED

Current assets
Cash	$-	$19,431	$19,431
Total current assets	-	19,431	19,431

Intangible assets, net	-	40,536	40,536

TOTAL ASSETS	$-	$59,967	$59,967

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable	$29,016	$20,389	$49,405
Due to related parties	56,000	41,998	97,998
Accrued interest	509	-	509
Convertible notes, net of discount, related parties	21,298	-	21,298
Total current liabilities	106,823	62,387	169,210

TOTAL LIABILITIES	106,823	62,387	169,210

STOCKHOLDERS' DEFICIT
Preferred stock	5,000	-	5,000
Common stock	108,202	1,000	109,202
Additional paid-in capital	2,533,848	-	2,533,848
Deficit accumulated during the development stage	(2,753,873)	(3,420)	(2,757,293)
TOTAL STOCKHOLDERS' DEFICIT	(106,823)	(2,420)	(109,243)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$59,967	$59,967

BLACKBOX SEMICONDUCTOR, INC & ITS SUBSIDIARY BLACKBOX SEMICONDUCTOR, INC.

PROFORMA CONSLIDATED - STATEMENTS OF OPERATIONS

For the three months ended March 31, 2011

(UNAUDITED)

	BLACKBOX	BLACKBOX
	SEMICONDUCTOR	SEMICONDUCTOR
	INC.	INC.
	(Accounting acquiree)	(Accounting acquirer)	CONSOLIDATED

Revenues
Net revenues	$-	$-	$-
Total revenues	-	-	-

Expenses
General and administrative	43,016	1,420	44,436
Professional fees	5,000	300	5,300
Amortization	-	1,297	1,297
Total operating expenses	48,016	3,017	51,033

Other Expenses
Loss from extinguished debt	(45,881)	-	(45,881)
Interest expense	(12,379)	-	(12,379)
Total other expenses	(58,260)	-	(58,260)

Loss from continuing operations	(106,276)	(3,017)	(109,293)

Loss before income taxes	(106,276)	(3,017)	(109,293)

Provision for income taxes	-	-	-

Net loss	$(106,276)	$(3,017)	$(109,293)

Net loss per common share - basic and diluted	$(0.00)	$(0.00)	$(0.00)

Weighted average common and common equivalent shares outstanding	39,989,180	425,000,000	39,989,180